As Filed with the Securities and Exchange Commission on October 30, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2006 (October 24, 2006)

MONSANTO COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard

St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (314) 694-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 24, 2006, the Board of Directors of Monsanto Company approved a form of Second Amendment to Change of Control Employment Security Agreement for certain executive officers. The form of amendment provides for (1) extension of the term of the Change of Control Employment Security Agreement through August 31, 2007, at which time the Agreement will expire if no change of control (as defined therein) has occurred; and (2) if a change of control does occur on or before August 31, 2007, amendments (without further consent by the executive) as the Board of Directors deems necessary to comply with new tax law and regulations on deferred compensation, as long as there is no substantial reduction in the benefits or adverse effect on the rights of the executive.

A form of Second Amendment to Change of Control Employment Security Agreement can be found in Exhibit 10 filed herewith and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following document is filed as an exhibit to this report:

Exhibit 10	Form of Second Amendment to Change of Control Employment Security Agreement, as approved by the Board of Directors on October 24, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2006

MONSANTO COMPANY

By: /s/ Christopher A. Martin

Name: Christopher A. Martin

Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10	Form of Second Amendment to Change of Control Employment Security Agreement, as approved by the Board of Directors on October 24, 2006.

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